Rule 497(k)

File No. 333-210186

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest International Equity Buffer ETF – March

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated March 15, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, the Average Annual Total Return table in the section entitled “Annual Total Return” is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2023

	1 Year	Since Inception	Inception Date
Return Before Taxes	16.08%	3.59%	3/19/2021
Return After Taxes on Distributions	16.08%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	9.52%	2.76%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	18.24%	2.78%

Please Keep this Supplement with your Fund Prospectus and
Summary Prospectus for Future Reference